JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Short Term Municipal Bond Fund
(All Share Classes)
(a series of JPMorgan Trust II)

Supplement dated June 16, 2006
to the Prospectuses dated November 1, 2005

Portfolio manager information for the JPMorgan Short Term Municipal Bond Fund has changed. Accordingly, the information contained under the heading “The Fund Managers — JPMorgan Short Term Municipal Bond Fund and JPMorgan Municipal Income Fund” in the Prospectuses is hereby deleted in its entirety and replaced with the following:

JPMorgan Short Term Municipal Bond Fund. James Ahn is the lead portfolio manager responsible for the day-to-day management of the JPMorgan Short Term Municipal Bond Fund since June, 2006. Mr. Ahn, a Vice President of JPMIM, is a portfolio manager in the U.S. Fixed Income Group. An employee since 1996, Mr. Ahn is responsible for strategy formulation and trading short-term tax-aware fixed income strategies for U.S. institutional clients and the Private Bank. Kevin Ellis also participates in the management of the JPMorgan Short Term Municipal Bond Fund since June, 2006. Mr. Ellis is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM since May 2003, he is responsible for managing separate accounts in the Municipal Bond Group. Previously, Mr. Ellis worked at Alliance Capital/Sanford Bernstein from 1995 through 2003 as a municipal bond trader.

JPMorgan Municipal Income Fund. Jennifer Tabak, CFA, is the lead portfolio manager responsible for the day-to-day management of the JPMorgan Municipal Income Fund since March, 2006. Previously, Ms. Tabak was a senior fixed income research analyst responsible for research and analysis of the housing, non-profit and student loan sectors of the tax-exempt market. Ms. Tabak served in a research analyst role from 1996 to 2005 and has experience in a variety of market sectors, including money market funds and corporate bonds. Ms. Tabak’s employment with JPMorgan Investment Advisors (formerly Banc One Investment Advisors) began in 1991 as a financial analyst and included positions as senior financial analyst and, prior to 1996, controller. David Sivinski, CFA, also participates in the management of the JPMorgan Municipal Income Fund since March, 2006. Biographical information on Mr. Sivinski is described under JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund, and JPMorgan Ohio Municipal Bond Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-STMB-606